EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

         We consent to the use of our report incorporated herein by reference in this Registration Statement of Transport Corporation of America, Inc. on Form S-8 relating to the 2001 Employee Stock Purchase Plan.


                                                /s/ KPMG LLP


Minneapolis, Minnesota
June 14, 2001